                      THE BRAZILIAN INVESTMENT FUND, INC.

---------------------------------------------
OFFICERS AND DIRECTORS

Barton M. Biggs             William G. Morton, Jr.
CHAIRMAN OF THE BOARD       DIRECTOR
OF DIRECTORS                R. Charles Tschampion
Frederick B. Whittemore     DIRECTOR
VICE-CHAIRMAN OF THE        James W. Grisham
BOARD OF DIRECTORS          VICE PRESIDENT
Warren J. Olsen             Michael F. Klein
PRESIDENT AND DIRECTOR      VICE PRESIDENT
Peter J. Chase              Harold J. Schaaff, Jr.
DIRECTOR                    VICE PRESIDENT
John W. Croghan             Joseph P. Stadler
DIRECTOR                    VICE PRESIDENT
David B. Gill               Valerie Y. Lewis
DIRECTOR                    SECRETARY
Graham E. Jones             James R. Rooney
DIRECTOR                    TREASURER
John A. Levin               Belinda A. Brady
DIRECTOR                    ASSISTANT TREASURER

---------------------------------------------
INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------
U.S. ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------
BRAZILIAN ADMINISTRATOR AND CUSTODIAN
Unibanco-Uniao de Bancos Brasileiros S.A.
Avenida Eusebio Matoso, 891,
Sao Paulo, S.P., Brazil
--------------------------------------------------------
U.S. CUSTODIAN
The Chase Manhattan Bank
770 Broadway
New York, New York 10003
--------------------------------------------------------
SHAREHOLDER SERVICING AGENT
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
(800) 548-7786
--------------------------------------------------------
LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, New York 10004
--------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                            ------------------------

                                      THE
                              BRAZILIAN INVESTMENT
                                   FUND, INC.
                             ---------------------

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1996
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the nine months ended September 30, 1996, the total return for The Brazilian Investment Fund, Inc. (the "Fund"), based on net asset value per share, was 51.87% compared to 24.42% for the IFC Total Return Index for Brazil (the "Index"). For the period from inception on June 4, 1991 through September 30, 1996, the Fund's total return, based on net asset value per share is 257.81% compared to 248.93% for the Index. The Fund's results were due primarily to an overweighting in the retail and beverage sectors, and an underweighting in the mining and pulp and paper sectors. The overall market performance was driven by an early third quarter rally fueled by an increase in foreign capital inflows, and later mitigated by a setback in the reform program of the government and an increase in U.S. interest rates.

PERFORMANCE

For the third quarter ended September 30, 1996, the Fund's total return, based on net asset value per share, was 7.26% compared to 1.88% for the Index. The Fund outperformed during the quarter owing to its increased exposure to small cap stocks generally and its overweight in the retail sector in particular. The overall market was characterized by no major macroeconomic or political news, corporate earnings that were within expectations, and a benign U.S. interest rate environment.

THE CONSOLIDATION OF THE BENIGN MACRO SCENARIO

As we described in our last letter, the Brazilian market is undergoing an interesting process of de-emphasizing the macro environment, and with each quarter this process further consolidates itself. An example of this process is the fact that, in spite of the market's strong performance year-to-date, the market has not re-rated since last year. This year's market performance has been due almost exclusively to sector-specific earnings growth which outpaced expectations. In other words, the uptrend has been stock-led, rather than macro-led. In fact, on some measures (e.g. price times next year earnings) the market is cheaper now than it was at the same time last year. This is encouraging for a couple of reasons. First, it underscores that the market is "maturing" to the extent that it is paying attention to, and rewarding, specific company earnings growth. Second, it helps demonstrate that the market does not yet have much froth to it and -- at 10 times 1997 earnings -- that it is far from being "overowned."

The macro environment has indeed been rather benign. Inflation has fallen to such an extent that the market is talking about a single digit number for 1997. The economy, if not roaring ahead, has recovered to reach its medium-term potential (i.e. around 4% per year). Unemployment, though increasing due to productivity measures and to the less robust recovery, is not a major concern. The trade accounts, though worsening, are under control. Interest rates, though high, are continuing to fall. Structural reforms, though slow, are moving ahead.

We welcome the consolidation of the benign macro scenario, but are by no means lulled into a false sense of complacency. A macro shock can upset the apple cart at any moment in Brazil. Chief among them would be a) a Cardoso stumble in his effort to change the constitution in order to run for a second term, b) a marked deterioration in the trade accounts, c) a deterioration or non-improvement in the fiscal deficit, d) a pickup in inflation owing to heated economic activity, or e) a combination of any of the above. Of the items mentioned herein, we are monitoring most closely the re-election issue and the fiscal account trends. Although optimistic, we think that both issues represent some rough sledding ahead and, with it, increased market volatility. As the pundits say, though, a bull market climbs a wall of worry.

INVESTMENT STRATEGY -- THE RISE OF THE SMALL CAP

During the rough ride of the Mexico devaluation and its aftermath, liquid stocks were the place to be. Accordingly, we adopted an investment strategy that placed a significant premium on stocks that had sizable market capitalizations and, more important, healthy daily trading volumes. In addition to our normal fundamental analysis of uncovering the fastest earnings growth, we attached liquidity into our valuation parameters.

At present we are revising our strategy. Because of the above-mentioned consolidation of the benign macro scenario, we think that over the medium-term this "liquidity premium" will decline and that small cap companies will outperform. We are religiously holding to our obsession with earnings growth, but attaching a lower premium for liquidity which, naturally, leads us to increase our weighting in small cap stocks. The portfolio has accordingly taken on a more small cap character, a process that began in the third quarter and will likely continue into the fourth quarter. Thus, in next quarter's letter, I will write in greater detail about some of the individual companies that comprise the portfolio. Needless to say, I am quite excited about the prospects of the companies that are in the portfolio and, with a favorable macro backdrop, about the expected performance of these stocks in the future.

Sincerely,

           [SIGNATURE]
Warren J. Olsen
PRESIDENT AND DIRECTOR

   [SIGNATURE]
Andy Skov
PORTFOLIO MANAGER

       [SIGNATURE]
Robert L. Meyer
PORTFOLIO MANAGER

October 21, 1996

The Brazilian Investment Fund, Inc.
Investment Summary as of September 30, 1996
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION (UNAUDITED)
                                       TOTAL RETURN (%)
                       ------------------------------------------------

                         NET ASSET VALUE (2)         INDEX (1)(3)
                       -----------------------  -----------------------
                                     AVERAGE                  AVERAGE
                       CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL
                       -----------------------  -----------------------
FISCAL YEAR TO DATE         51.87%         --        24.42%         --
ONE YEAR                    31.70       31.70%       10.78       10.78%
FIVE YEAR                  236.16       27.44       304.01       32.21
SINCE INCEPTION*           257.81       27.03       248.93       26.37

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

 YEARS ENDED DECEMBER 31:                                                                  NINE MONTHS
                               1991*      1992       1993       1994       1995     ENDED 9/30/96 (UNAUDITED)
Net Asset Value Per Share      $ 63.31    $ 55.28    $ 83.58   $ 129.97    $ 64.14                     $ 53.90
Income Dividends                     -          -          -     $ 1.80          -                      $ 0.02
Capital Gains Distributions          -          -     $ 7.06     $ 6.65    $ 37.73                     $ 30.75
Fund Total Return (2)           26.62%    -12.68%     72.52%     68.32%    -26.61%                      51.87%
Index Total Return (1)(3)
**                               3.48%      0.32%     99.45%     69.83%    -20.24%                      24.42%

(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. The Fund's shares are issued in a private placement and not traded; therefore, market value total investment return is not calculated.

(3) The IFC Total Return Index for Brazil is an unmanaged index of common stocks.

 * The Fund commenced operations on June 4, 1991.

** Unaudited.

The Brazilian Investment Fund, Inc.
Portfolio Summary as of September 30, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities            96.9%
Short-Term Investments        3.1%

--------------------------------------------------------------------------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Appliances & Household Durables          7.9%
Banking                                  8.4%
Beverages                                4.7%
Broadcasting & Publishing                3.2%
Energy Sources                           3.1%
Food & Household Products                3.2%
Merchandising                           19.3%
Telecommunications                      29.1%
Textiles & Apparel                       4.0%
Utilities - Electrical & Gas            16.2%
Other                                    0.9%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
                                  PERCENT OF NET
                                      ASSETS
                                  ---------------
       1.  Telebras                      28.6%
       2.  Lojas Renner                  19.3
       3.  Casa Anglo                     5.7
       4.  Brahma                         4.7
       5.  Eletrobras                     4.4

                                  PERCENT OF NET
                                      ASSETS
                                  ---------------

       6.  Celesc GDR                     4.3%
       7.  Itaubanco                      3.9
       8.  TV Filme, Inc.                 3.3
       9.  Petrobras                      3.1
      10.  Coteminas                      2.9
                                          ---
                                         80.2%
                                          ---
                                          ---

--------------------------------------------------------------------------------

INVESTMENTS (UNAUDITED)
---------

SEPTEMBER 30, 1996

                                                  VALUE
                                    SHARES        (000)
-------------------------------------------------------
------------
BRAZILIAN INVESTMENT FUND (101.9%)
-------------------------------------------------------
------------
BRAZILIAN NON-VOTING PREFERRED STOCKS (101.3%)
(Unless otherwise noted)
-------------------------------------------------------
-------------
APPLIANCES & HOUSEHOLD DURABLES (7.9%)
  Casa Anglo                    64,628,195  U.S.$3,102
  Lojas Arapua                  73,400,000       1,236
                                            -----------
                                                 4,338
                                            -----------
-------------------------------------------------------
-------------
BANKING (8.4%)
  Banco Bradesco               145,947,395       1,244
  Banco Nacional               112,483,664           6
  Itaubanco                      5,147,500       2,135
  Unibanco                      42,570,000       1,208
                                            -----------
                                                 4,593
                                            -----------
-------------------------------------------------------
-------------
BEVERAGES (4.7%)
  Brahma                         4,161,489       2,588
                                            -----------
-------------------------------------------------------
-------------
BROADCASTING & PUBLISHING
   (3.2%)
  TV Filme, Inc. (Common)          130,000       1,788
                                            -----------
-------------------------------------------------------
-------------
BUILDING MATERIALS & COMPONENTS (0.6%)
  Cia Cimento Portland Itau      1,240,000         330
                                            -----------
-------------------------------------------------------
-------------
ENERGY SOURCES (3.1%)
  Petrobras                     14,475,000       1,701
                                            -----------
-------------------------------------------------------
-------------
FOOD & HOUSEHOLD PRODUCTS (3.2%)
  Lorenz                        63,065,000       1,235
  Pao de Acucar GDR                 12,950         248
  Pao de Acucar GDR 144A            13,530         260
                                            -----------
                                                 1,743
                                            -----------
-------------------------------------------------------
-------------
INDUSTRIAL COMPONENTS (0.4%)
  Schulz                        15,018,000         235
                                            -----------
-------------------------------------------------------
-------------
MERCHANDISING (19.3%)
  Lojas Renner                 183,169,000      10,585
                                            -----------
-------------------------------------------------------
-------------
METALS -- NON-FERROUS (0.8%)
  CVRD                                  23           1
  CVRD ADR                          22,600         446
                                            -----------
                                                   447
                                            -----------
-------------------------------------------------------
-------------
MULTI-INDUSTRY (0.4%)
  Itausa                           320,000         251
                                            -----------
-------------------------------------------------------
-------------
TELECOMMUNICATIONS (29.1%)
  Telebras                     167,099,895      13,142
  Telebras ADR                       8,450         663
  Telebras (Common)             29,153,000       1,896
  Telesp                           245,601          48
  Telesp (Common)                1,200,473         203
                                            -----------
                                                15,952
                                            -----------
-------------------------------------------------------
-------------
TEXTILES & APPAREL (4.0%)
  Coteminas                      4,458,000       1,616
  Wentex                           162,000         563
                                            -----------
                                                 2,179
                                            -----------
-------------------------------------------------------
-------------

                                                  VALUE
                                    SHARES        (000)

-------------------------------------------------------
-------------
UTILITIES -- ELECTRICAL & GAS (16.2%)
  Celesc GDR                        27,460  U.S.$2,368
  CESP                                  90           1
  Copel (Common)               142,140,000       1,420
  CPFL                          17,758,000       1,217
  Electropaulo (Common)          2,742,000         269
  Eletrobras ADR                       250           3
  Eletrobras 'B' (Common)        9,118,000       2,402
  FLCL (Common)                213,200,000         240
  Light (Common)                 3,209,000         996
                                            -----------
                                                 8,916
                                            -----------
-------------------------------------------------------
-------------
TOTAL BRAZILIAN NON-VOTING PREFERRED STOCKS
  (Cost U.S. $45,223)                           55,646
                                            -----------
-------------------------------------------------------
-------------
                                  FACE
                                 AMOUNT
                                  (000)
-------------------------------------------------------
------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.6%)
  Brazilian Real (Cost U.S.
    $321)                        BRL   328         321
                                            -----------
-------------------------------------------------------
-------------
TOTAL BRAZILIAN INVESTMENT FUND (101.9%)
  (Cost U.S. $45,544)                           55,967
                                            -----------
-------------------------------------------------------
-------------
SHORT-TERM INVESTMENT (2.7%)
-------------------------------------------------------
-------------
REPURCHASE AGREEMENT (2.7%)
  Chase Securities, Inc.
    5.40%, dated 9/30/96, due
    10/1/96, to be
    repurchased at U.S.
    $1,472, collateralized by
    U.S. $1,085 United States
    Treasury Notes 10.625%,
    due 8/15/15, valued at
    U.S. $1,493 (Cost U.S.
    $1,472)                    U.S.$ 1,472       1,472
                                            -----------
-------------------------------------------------------
-------------
TOTAL INVESTMENTS (104.6%)
  (Cost U.S. $47,016)                           57,439
                                            -----------
-------------------------------------------------------
-------------
OTHER ASSETS AND LIABILITIES (-4.6%)
  Other Assets                       8,285
  Liabilities                      (10,834)     (2,549 )
                               -----------  -----------
-------------------------------------------------------
-------------
NET ASSETS (100%)
  Applicable to 1,018,310,
    issued and outstanding
    U.S. $0.01
    par value shares
    (50,000,000 shares
    authorized)                             U.S.$54,890
                                          -------------
-------------------------------------------------------
-------------
NET ASSET VALUE PER SHARE                   U.S.$ 53.90
                                          -------------

---------------------------------------------
---------
ADR -- American Depositary Receipt.

GDR -- Global Depositary Receipt.

                                       6